ResumeBear Website Development Project Plan

Table of Contents

1. Approval Signatures

This project deliverable may be signed digitally. If digital signatures are used, they will be attached to the end of this project deliverable and this section will identify the names, roles and intent of the signatories. Otherwise, handwritten signatures will also be included in this section.

Signatures

I have reviewed and agree the approach and content included in this document for delivering ResumeBear Website Development Project and I approve of the scope and content mentioned herein.

Dean Boyer, Product Manager, Health Revenue Assurance Associates <DATE>

I have reviewed and agree the approach and content included in this document for delivering ResumeBear Website Development Project and I approve of the scope and content mentioned herein.

/s/ Heather Brebaugh 3-17-13

Heather Brebaugh, Executive Sponsor, ResumeBear <DATE>

1. Approval Signatures

This project deliverable may be signed digitally. If digital signatures are used, they will be attached to the end of this project deliverable and this section will identify the names, roles and intent of the signatories. Otherwise, handwritten signatures will also be included in this section.

Signatures

I have reviewed and agree the approach and content included in this document for delivering ResumeBear Website Development Project and I approve of the scope and content mentioned herein.

Dean Boyer, Product Manager, Health Revenue Assurance Associates <DATE>

I have reviewed and agree the approach and content included in this document for delivering ResumeBear Website Development Project and I approve of the scope and content mentioned herein.

Heather Brebaugh, Executive Sponsor, ResumeBear <DATE>

2. Introduction

The purpose of this project deliverable is to define the plan for the management of ResumeBear Website Development Project.

3. Summary Scope Statement

In Scope

1. Implement business and functional requirements that are stated in ResumeBear Website Development Requirement Specifications.

Out of Scope

1. Data migration
2. Data cleansing
3. Hosting ResumeBear website
4. Retiring current ResumeBear website

4. Project Team Roles and Responsibilities

Name	Role	Company	Responsibility
Dean Boyer	Product Manager	HRAA	• Defines requirements • Approves product development lifecycle
Heather Brebaugh	Executive Sponsor	ResumeBear	• Defines requirements • Approves UI • Signs-off tasks
Steve Dawson	Project Director	HRAA	• Oversees product development lifecycle
Tingho Su	Project Manager	HRAA	• Manages timeline, resources and deliverables • Manages team communication • Oversees product development lifecycle • Documents and publishes requirements
Ray Zhang	Tech Lead	HRAA	• Provides Technical Leadership • Designs and develops the product
Tim Towichai	Database Administrator	HRAA	• Designs and implements database
Nancy Davenport	UI Manager	HRAA	• Works with ResumeBear and HRAA for UI design and flow
Arnold Lei	UI Designer	HRAA	• Works with ResumeBear and HRAA for UI design and flow
TBD	Developer	HRAA	• Develops code for the website
TBD	Security Developer	HRAA	• Secures the website • Develops login strategies • Develops privacy policy
TBD	System Test Lead	HRAA	• Provides System Testing Leadership • Creates system test plan, traceability, system test cases, system test result reports
TBD	System Tester	HRAA	• Conducts system testing
TBD	UAT Test Lead	ResumeBear	• Provides UAT Leadership • Creates UAT traceability, UAT test cases, UAT result reports
TBD	UAT Tester	ResumeBear	• Conducts UAT

5. Project Framework

This project requires ResumeBear team to signoff at the completion of each frame.

Phase \ Category	Data	Process	User Interface
Requirements	Subject Areas • Candidate • Employer	Features • Candidate • Employer	User Experience • Candidate • Employer
Design	Data Model • SQL Server • Views • Rules Engine	Workflow • New User • Existing User • Matching Functions • Social Media • Tracking • News	Usability Model • Intuitive flow • Help • Wizard
Development	Deploy Server Set Up Database Load Reference Data	Deploy Extensible Platform Develop Workflows Develop Functions	Set Social Media Graphics Tile Flow
Test	Load Test Data Perform Regression Testing Volume Testing	Usability Testing Perform Regression Testing Load Testing	Device Validation Load Time Test Acceptance Test
Production	Deploy Production Environment	Deploy Production Environment	Deploy Production Environment

6. Project Success Measures

1. On-time delivery of tasks and deliverables that are documented in the Project Plan/Schedule
2. Website usability: End users are satisfied with the user experience
3. The website's extensibility/scalability meets the requirements
4. Quality of the website: The website meets its requirements and test cases are passed

7. Project Risk & Issue

Risk	Mitigation
Incomplete requirements	• Add, change, or delete requirements after the requirement phase will affect project timeline and cost. A change order will be in place to address the changes.
Change of the requirements or project lifecycle/plans or scope creep	• Project Manager to create a Change Order for any deviation in the project • Project Manager to create and follow the change order process (refer to Appendix A) • Change Orders need to be approved by ResumeBear and HRAA.
Resources' availability during the holidays	• Project Manager to include the holidays in the project plan ahead of the time and arrange resources accordingly • U.S. Holidays • Chinese Holidays
Project delays due to late signoff	• Communications of expectations and acceptance • Project Manager to setup a communication plan, meetings, follow-ups

8. Project Milestones

The table below outlines an estimate schedule. At each phase we will re-evaluate and provide a more accurate schedule.

Phase	Planned Start Date	Planned End Date	Work%
Plan	28-Feb-13	4-Mar-13	10%
Requirement	5-Mar-13	19-Mar-13	20%
Design	20-Mar-13	31-Mar-13	20%
Development	1-Apr-13	25-Jun-13	25%
Test	26-Jun-13	23-Aug-13	20%
Production	26-Aug-13	30-Aug-13	5%
Total			100%

9. Project Deliverables and Responsibility

R: Responsible
A: Assistant

	Project Phase	Deliverable/Tasks	HRAA	ResumeBear
1.	Requirement (3 different but parallel plans for 3 categories within the framework)	Kick-off Meeting	R	N/A
2.		Project Plan	R	N/A
3.		Proposal	R	N/A
4.		Project Schedule	R	A
5.		Requirement Specification	A	R
6.		Prototype	R	A
7.		Requirement Stage Gate (Signoff, refer to Appendix B)	A	R
8.	Design (Designs for 3 different categories within the framework)	Design Document Includes Design to Requirement Traceability	R	N/A
9.		Test Plan	R	A
10.		Prototype	R	A
11.		Design Stage Gate (Signoff, refer to Appendix C)	A	R
12.	Development	System Test Scripts	R	N/A
13.		User Acceptance Test Scripts	R	R
14.		System Test Script to Requirement Traceability	R	N/A
15.		UAT Script to Requirement Traceability	R	R

16.		Installation Instruction	R	N/A
17.		Prototype	R	A
18.		Build Stage Gate (Signoff, refer to Appendix D)	A	R
19.	Test	Execute System Test Scripts	R	N/A
20.		Execute UAT Scripts	R	R
21.		System Testing Summary Report	R	N/A
22.		UAT Summary Report	R	R
23.		Create Knowledge Base	N/A	R
24.		Distribute Communications	N/A	R
25.		Test Stage Gate (Signoff, refer to Appendix E)	A	R
26.	Deploy	Deploy in PROD	R	A
27.		Post-Production Verification	R	R
28.		Deploy Stage Gate (Signoff, refer to Appendix F)	A	R

10. Price

The following is proposed price and pricing detailed for the proposed website development project.

Estimated Total Price: $302,764.00
Average Blended Rate $66.29

This price is based on the following rates and estimated effort.

Role	Hourly Rate	Resource
Executive Sponsor (HRAA)	$400	Dean Boyer
UI Manger (HRAA)	$150	Nancy Davenport
DBA Manger (HRAA)	$175	Tim Towichai
Project Director (HRAA)	$130	Steve Dawson
Project Manager (HRAA)	$98	Tingho Su
Technical Lead (HRAA)	$39	Ray Zhang
Developer (HRAA)	$23	TBD
Security Developer (HRAA)	$23	TBD
UI Designer (HRAA)	$26	TBD
Test Lead (HRAA)	$23	TBD
Tester (HRAA)	$20	TBD

Phase	Hours	Est. Price
Plan	456.72	$30,276
Requirements	913.44	$60,553
Design	913.44	$60,553
Build	1,141.80	$75,692
Test	913.44	$60,552
Production	228.36	$15,138
Total	4,567.20	$302,764

11. Supporting References

Record Number	Reference Title
N/A	Feature Set Employers DR Version 2.6.13
N/A	Feature Set for Job Seekers DR Version 2.6.13
N/A	RB New Site Spreadsheet

12. Revision History

Version	Author	Date	Revisions
0.1	Tingho Su	28-Feb-13	1st draft
1.0	Tingho Su	01-Mar-13	Final

13. Appendices

Appendix A. Change Control Process

The following change management procedure applies to this project.

1. *Project Resource(s)* identify new or change in requirements and escalate to the respective *Project Manager*
2. *ResumeBear and HRAA representatives* work together to gather required information to determine if *Change Order* is required
3. *Representatives* determine if Change Order is valid
   a. If no, Project Resources will be informed and the change management process ends
   b. If yes, *Project Manager* will facilitate the creation of the Change Order and provide it to the *ResumeBear and HRAA representatives*
4. *ResumeBear and HRAA representatives* will review the proposed *Change Order*, with appropriate resources, for content and completeness, and accuracy
   - If proposed *Change Order* requires changes; *ResumeBear and HRAA* will collaborate to incorporate necessary modifications
5. *Project Manager* will present proposed *Change Order* to the *Project Team* for decision
   - Additional revisions may be required; if so, go back to Step 4 and work with to have modifications made, as applicable
6. If approved, the appropriate *ResumeBear and HRAA representatives* will sign the *Change Order*
7. *Project Manager* will process the required paperwork
8. *ResumeBear and HRAA representatives* will perform administrative project tasks, associated to the project and inform the *Project Resources* accordingly
9. End of *Change Order*

Appendix B. Requirement Stage Gate Checklist

Confirm the status of required deliverables for this stage, matching the deliverable decisions recorded in the Project Plan.

Framework

Category	Sub-Category	Item	Status	Signoff by
Data	Subject Areas	Candidate		
		Employer		
Process	Features	Candidate		
		Employer		
User Interface	User Experience	Candidate		
		Employer		

Documentation

Document Name	Status	Signoff by
Project Plan		
Proposal		
Project Schedule		
Requirement Specification		
Prototype		

Appendix C. Design Stage Gate Checklist

Confirm the status of required deliverables for this stage, matching the deliverable decisions recorded in the Project Plan.

Framework

Category	Sub-Category	Item	Status	Signoff by
Data	Data Model	SQL Server		
		Views		
		Rules Engine		
Process	Workflow	New User		
		Existing User		
		Matching		
	Functions	Social Media		
		Tracking		
		News		
User Interface	Usability Model	Intuitive flow		
		Help		
		Wizard		

Documentation

Document Name	Status	Signoff by
Design Document Includes Design to Requirement Traceability		
Test Plan		
Prototype		

Appendix D. Development Stage Gate Checklist

Confirm the status of required deliverables for this stage, matching the deliverable decisions recorded in the Project Plan.

Framework

Category	Sub-Category	Item	Status	Signoff by
Data	N/A	Deploy Server		
		Set Up Database		
		Load Reference Data		
Process	N/A	Deploy Extensible Platform		
		Develop Workflows		
		Develop Functions		
User Interface	N/A	Set Social Media		
		Graphics		
		Tile Flow		

Documentation

Document Name	Status	Signoff by
System Test Scripts		
User Acceptance Test Scripts		
System Test Script to Requirement Traceability		
UAT Script to Requirement Traceability		
Installation Instruction		
Prototype		

Appendix E. Test Stage Gate Checklist

Confirm the status of required deliverables for this stage, matching the deliverable decisions recorded in the Project Plan.

Framework

Category	Sub-Category	Item	Status	Signoff by
Data	N/A	Load Test Data		
		Perform Regression Testing		
		Volume Testing		
Process	N/A	Usability Testing		
		Perform Regression Testing		
		Load Testing		
User Interface	N/A	Device Validation		
		Load Time Test		
		Acceptance Test		

Documentation

Document Name	Status	Signoff by
Execute System Test Scripts		
Execute UAT Scripts		
System Testing Summary Report		
UAT Summary Report		
Create Knowledge Base		
Distribute Communications		

Appendix F. Production Stage Gate Checklist

Confirm the status of required deliverables for this stage, matching the deliverable decisions recorded in the Project Plan.

Framework

Category	Sub-Category	Item	Status	Signoff by
Data	N/A	Deploy Production		
		Environment		
Process	N/A	Deploy Production		
		Environment		
User Interface	N/A	Deploy Production		
		Environment		

Documentation

Document Name	Status	Signoff by
Deploy in PROD		
Post-Production Verification		

Appendix G. Statement of Work

This is a separate executable document.

Statement of Work

HRAA

Statement of Work

Version 1.0

March 4, 2013

Status: Final

Document History:

Version	Date	Update origin	Written by	Verified by
1.0	4-March-2013	Initial Draft	Joe Brophy	Robert Rubinowitz, Dean Boyer

Statement of Work

Foreword:

This Statement of Work (SOW) contains CONFIDENTIAL INFORMATION of HRAA.

In consideration of the receipt of this document, ResumeBear Inc. agrees to not reproduce or disclose this information except to ResumeBear Inc. employees directly involved on a "Need to Know" basis. In particular, ResumeBear Inc. agrees to not reproduce or disclose this information to any non- ResumeBear Inc. employees. Further, ResumeBear Inc. agrees to exercise the same degree of care it uses to protect its own information of like importance, but in no event less than reasonable care.

Statement of Work

Summary:

Statement of Work

1 Introduction

The purpose of this project deliverable is to define the plan for the management of ResumeBear Website Development Project. This SOW describes the detail for the work activities to be performed on the ResumeBear Inc. Wesbsite Development project. Every activity has a work effort associated with it and corresponds to the total effort and pricing described in this document.

The tasks and activities that form the baseline project plan and time and fees represent the budget that the HRAA/ResumeBear Inc. management team will track and may be modified from time to time by mutual agreement in writing.

2 Scope Definition:

2.1 In Scope

2.1.1 Implement business and functional requirements per Requirement Specifications.

2.2 Out of Scope

2.2.1 Data migration

2.2.2 Data cleansing

2.2.3 Hosting ResumeBear website

2.2.4 Retiring current ResumeBear website

3 Project Team Roles and Responsibilities

Name	Role	Company	Responsibility
Dean Boyer	Product Manager	HRAA	• Defines requirements • Approves product development lifecycle
Heather Brebaugh	Executive Sponsor	ResumeBear	• Defines requirements • Approves UI • Signs-off tasks
Steve Dawson	Project Director	HRAA	• Oversees product development lifecycle
Tingho Su	Project Manager	HRAA	• Manages timeline, resources and deliverables • Manages team communication • Oversees product development lifecycle • Documents and publishes requirements
Ray Zhang	Tech Lead	HRAA	• Provides Technical Leadership • Designs and develops the product

Name	Role	Company	Responsibility
Tim Towichai	Database Administrator	HRAA	• Designs and implements database
Nancy Davenport	UI Manager	HRAA	• Works with ResumeBear for UI design and flow
Arnold Lei	UI Designer	HRAA	• Works with ResumeBear for UI design and flow
TBD	Developer	HRAA	• Develops code for the website
TBD	Security Developer	HRAA	• Secures the website • Develops login strategies • Develops privacy policy
TBD	System Test Lead	HRAA	• Provides System Testing Leadership • Creates system test plan, traceability, system test cases, system test result reports
TBD	System Tester	HRAA	• Conducts system testing
TBD	UAT Test Lead	ResumeBear	• Provides UAT Leadership • Creates UAT traceability, UAT test cases, UAT result reports
TBD	UAT Tester	ResumeBear	• Conducts UAT

Statement of Work

4 **Project Framework and Milestones** - This project requires ResumeBear team to signoff at the completion of each frame

Category / Phase	Data	Process	User Interface
Requirements	Subject Areas • Candidate • Employer	Features • Candidate • Employer	User Experience • Candidate • Employer
Design	Data Model • SQL Server • Views • Rules Engine	Workflow • New User • Existing User • Matching Functions • Social Media • Tracking • News	Usability Model • Intuitive flow • Help • Wizard
Development	• Deploy Server • Set Up Database • Load Reference Data	• Deploy Extensible Platform • Develop Workflows • Develop Functions	• Set Social Media • Graphics • Tile Flow
Test	• Load Test Data • Perform Regression Testing • Volume Testing	• Usability Testing • Perform Regression Testing • Load Testing	• Device Validation • Load Time Test • Acceptance Test
Production	Deploy Production Environment	Deploy Production Environment	Deploy Production Environment

5 **Project Success Measures**

5.1 **On-time delivery of tasks and deliverables that are documented in the Project Plan/Schedule**

5.2 **Website usability: End users are satisfied with the user experience**

5.3 **The website's extensibility/scalability meets the requirements**

5.4 **Quality of the website: The website meets its requirements and test cases are passed**

6 Project Risk & Issue Mitigation

Risk	Mitigation
Incomplete requirements	• Add, change, or delete requirements after the requirement phase will affect project timeline and cost. A change order will be in place to address the changes.
Change of the requirements or project lifecycle/plans or scope creep	• Project Manager to create a Change Order for any deviation in the project • Project Manager to create and follow the change order process (refer to Appendix A) • Change Orders need to be approved by ResumeBear, HRAA, and DB.
Resources' availability during the holidays	• Project Manager to include the holidays in the project plan ahead of the time and arrange resources accordingly • U.S. Holidays • Chinese Holidays
Project delays due to late signoff	• Communications of expectations and acceptance • Project Manager to setup a communication plan, meetings, follow-ups

7 Project Milestones – The table below outlines an estimate schedule. At each phase we will re-evaluate and provide a more accurate schedule.

Phase	Planned Start Date	Planned End Date	Work%
Plan	28-Feb-13	4-Mar-13	10%
Requirement	5-Mar-13	19-Mar-13	20%
Design	20-Mar-13	31-Mar-13	20%
Development	1-Apr-13	25-Jun-13	25%
Test	26-Jun-13	23-Aug-13	20%
Production	26-Aug-13	30-Aug-13	5%
Total			100%

8 Project Deliverables and Responsibility –

R: Responsible A: Assistant

	Project Phase	Deliverable/Tasks	HRAA	ResumeBear
1.	Requirement (3 different but parallel plans for 3 categories within the framework)	Kick-off Meeting	R	N/A
2.		Project Plan	A	N/A
3.		Proposal	R	N/A
4.		Project Schedule	R	A
5.		Requirement Specification	A	R
6.		Prototype	A	A
7.		Requirement Stage Gate (Signoff, refer to Appendix B)	A	R

Statement of Work

8.	Design (Designs for 3 different categories within the framework)	Design Document Includes Design to Requirement Traceability	A	N/A
9.		Test Plan	A	A
10.		Prototype	A	A
11.		Design Stage Gate (Signoff, refer to Appendix C)	A	R
12.	Development	System Test Scripts	N/A	N/A
13.		User Acceptance Test Scripts	R	R
14.		System Test Script to Requirement Traceability	N/A	N/A
15.		UAT Script to Requirement Traceability	R	R
16.		Installation Instruction	N/A	N/A
17.		Prototype	A	A
18.		Build Stage Gate (Signoff, refer to Appendix D)	A	R
19.	Test	Execute System Test Scripts	N/A	N/A
20.		Execute UAT Scripts	R	R
21.		System Testing Summary Report	N/A	N/A
22.		UAT Summary Report	R	R
23.		Create Knowledge Base	N/A	R
24.		Distribute Communications	N/A	R
25.		Test Stage Gate (Signoff, refer to Appendix E)	A	R
26.	Deploy	Deploy in PROD	A	A
27.		Post-Production Verification	R	R
28.		Deploy Stage Gate (Signoff, refer to Appendix F)	A	R

Statement of Work

9 **Effort and Timing -** This section outlines the effort and estimated hours required to complete the ResumeBear Inc. Website development Project.

Role	Hourly Rate	Resource
Executive Sponsor (HRAA)	$400	Dean Boyer
UI Manger (HRAA)	$150	Nancy Davenport
DBA Manger (HRAA)	$175	Tim Towichai
Project Director (HRAA)	$130	Steve Dawson
Project Manager (HRAA)	$98	Tingho Su
Technical Lead (HRAA)	$39	Ray Zhang
Developer (HRAA)	$23	TBD
Security Developer (HRAA)	$23	TBD
UI Designer (HRAA)	$26	TBD
Test Lead (HRAA)	$23	TBD
Tester (HRAA)	$20	TBD

Phase	Hours	Est. Price
Plan	456.72	$30,276
Requirements	913.44	$60,553
Design	913.44	$60,553
Build	1,141.80	$75,692
Test	913.44	$60,552
Production	228.36	$15,138
Total	4,567.20	$302,764

10 Fees and Expenses

HRAA will conduct this project on a Fixed Fee basis not to exceed $302,764. HRAA will invoice ResumeBear weekly for hours worked during the week and travel expenses. ResumeBear will reimburse HRAA net 30 days after receipt of these monthly invoices. If ResumeBear Inc. delays or discontinues the project for a period of 30 days they agree to pay for all hours accrued even if the milestones are not complete.

Description	Hours	Total Price	Average Blended Hourly Rate
HRAA Professional IT Consulting Services	4567.2	$302,764.00	$66.29

10.1 Travel-Related Expenses

HRAA will make every effort to do as much work as possible remotely. However, should parties agree there is a need to travel to effectively deliver this project, ResumeBear Inc. agrees to reimburse HRAA for the actual and reasonable travel, and living expenses incurred by HRAA personnel who are required to travel to deliver this project. HRAA will invoice ResumeBear Inc. for Services fees and reimbursable expenses monthly. HRAA shall be reimbursed for all reasonable and necessary travel expenses incurred in connection with the services to be rendered hereunder subject to the following terms and conditions:

- Transportation shall be reimbursed at most current allowable rate per mile for use of personal vehicles
- Tolls & Parking
- Car Service/Taxi/Car Rental
- Lodging: Room Rate is variable due to city and season, not to exceed $200 per night excluding applicable taxes. Efforts will be applied to seek rooms in local hotels; such as Hilton Garden Inn.
- Internet: Allowance $10.00 per day while on project site
- Meals: Meals are variable based on location and meetings, not to exceed $50 per day average
- Airfare is based on lowest available coach fare, schedule and safety.
- Tips and other necessary travel and project expenses
- Travel Expenses shall be itemized by receipt and accompanied with the invoice.

11 Additional Terms and Conditions

11.1 Compensation

ResumeBear agrees to pay HRAA at the dollar amounts as drafted in the Statement of Work per HRAA published fee schedule. The rates herein stipulated covers all costs of operation, including benefits attributable to payroll, overhead, wages, and salaries of employees if any, and all taxes. ResumeBear agrees to reimburse HRAA for actual expenses, all expenses must be either in accordance with IRS per diem and mileage limits or evidenced by copies of receipts. HRAA shall comply with the Travel and Expense Reimbursement terms as detailed within this SOW.

11.2 Payment

All invoices shall be paid by ResumeBear to HRAA in accordance with the payment terms within the Statement of Work. Upon execution of the Agreement, the Professional fees are due and payable to HRAA on net thirty (30) day terms from invoice date. Expenses will be reimbursed within thirty (30) days of submission of receipts; and payable to HRAA, separate from all fees. Any amount remaining unpaid after sixty (60) days may accrue interest

from the due date until paid in full at a rate equal to the lesser of (a) one and one-half percent (1.5%) per month or (b) the highest rate allowed by law.

11.3 Term

The initial term of this SOW shall commence on the Effective Date and shall remain in full force for one (1) year.

11.4 Termination

Either party may terminate this MSA with cause. "With cause" shall mean a material breach of the terms of this MSA and the failure of the breaching party to cure such breach within ten (10) business days of receipt of written notice detailing the nature of the alleged breach. If such breach is not cured within ten (10) business days, the MSA may then be immediately terminated without penalty. Additionally, either party may terminate this MSA without cause by providing the other party with thirty (30) days' notice.

11.5 Independent Contractor

HRAA is an independent contractor, and no other relationship between the parties is intended, including any partnership, agency, employer/employee or other special relationship. HRAA will not take any action that expresses or implies any relationship other than that of independent contractor, and will not take any action that is binding upon ResumeBear.

11.6 Liability

The liability of Either Party, if any, under this contract shall be limited to the Professional Services Fees related to this contract. Either Party shall not be liable in contract, tort, strict liability, warranty or otherwise, for any special, incidental or consequential damages.

11.7 Good and Workmanlike Manner

HRAA warrants that all services performed under this SOW will be performed in a good and workmanlike manner.

	Customer Bill To Information:	Customer Ship To Information: (if applicable)
Customer Name:		
Customer Contact Name:		
Address:		
City, State, Zip:		
Phone/Fax:		
e-mail address:		

Statement of Work

Agreed and Acknowledged by:

HRAA	ResumeBear, Inc.
	/s/ Heather Brebaugh
By:	By:
	Heather Brebaugh
Name: (Print)	Name: (Print)
	President
Title:	Title:
	3-17-13
Date:	Date:

Health Revenue HRAA Assurance Associates

Website Development Project Plan

Addendum

This Addendum sets forth additional amendments to the existing **Website Development Project Plan** contract between **Health Revenue Assurance Associates, Inc.** (HRAA), and **ResumeBear, Inc.** Accordingly, effective as of the date of signing the parties hereto agree to the amendments described herein.

Both parties hereby agree to the following cost and payment adjustments:

Contracted Amount	$302,000
Less Amount Paid	$(182,000)
Balance Due	$120,000
Less DoubleBridge Adjustment	$(47,725)
Adjusted Balance	$72,275
Less Customer Satisfaction Adjustment	$(37,275)
New Balance	$35,000

ResumeBear, Inc. hereby agrees to pay HRAA the New Balance of $35,000 in accordance with the following payment schedule:

January 31, 2014	$25,000
March 31, 2014	$10,000

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date written below.

HRAA: Health Revenue Assurance Associates, Inc.	CLIENT: ResumeBear, Inc.
/s/ Robert Rubinowitz (Authorized Signature)	/s/ Peter Russo (Authorized Signature)
Robert Rubinowitz (Print Name)	Peter Russo (Print Name)
Chief Operating Officer (Title)	Director (Title)
1/30/14 (Date)	1/29/2014 (Date)

Health Revenue Assurance Associates, Inc.
8351 W. Sunrise Boulevard Suite 304 Plantation, FL 33322
Phone: (954) 472 2340 Fax: (954) 370-0157
www.hraa.com

Health Revenue HRAA Assurance Associates

Website Development Project Plan

Addendum

This Addendum sets forth additional amendments to the existing **Website Development Project Plan** contract between **Health Revenue Assurance Associates, Inc.** (HRAA), and **ResumeBear, Inc.** Accordingly, effective as of the date of signing the parties hereto agree to the amendments described herein.

Both parties hereby agree to the following cost and payment adjustments:

Contracted Amount	$ 302,000
Less Amount Paid	$(170,276)
Balance Due	$ 132,488
Less DoubleBridge Adjustment	$(47,725)
Adjusted Balance	$ 84,763
Less Customer Satisfaction Adjustment	$(43,519)
New Balance	$ 41,244

ResumeBear, Inc. hereby agrees to pay HRAA the New Balance of $41,244 in accordance with the following payment schedule:

January 31, 2014	$25,000
March 31, 2014	$10,000
April 30, 2014	$ 6,244

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date written below.

HRAA: **Health Revenue Assurance Associates, Inc.**	**CLIENT:** **ResumeBear, Inc.**
______________ (Authorized Signature)	/s/ Peter Russo (Authorized Signature)
Robert Rubinowitz (Print Name)	Peter Russo (Print Name)
Chief Operating Officer (Title)	Consultant (Title)
1/30/14 (Date)	1/30/14 (Date)